Endeavour agrees to acquire UK producing assets

Forward Looking Statement Certain information should be regarded as "forward-looking" information within the meaning of the securities laws. This information speaks only of as of the date made, subject to assumptions, risk and uncertainty. Actual results or events may vary materially. The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible" and "non-proved" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.

Transaction Summary Purchase shares of Talisman Expro Limited Consideration - $414 million Assets Goldeneye (7.5% WI) - gas Alba (2.25% WI) - oil Bittern (2.422% WI) - oil Ivanhoe / Rob Roy / Hamish (23.455% WI) - oil Renee (77.5% WI) - oil Rubie (40.78% WI) - oil Rochelle (55.62% WI) - undeveloped oil Current Production - 9,200 boepd net Reserves -18 mmboe (2P estimated) Closing - Q4 2006

Key Attributes Provides "critical mass' in production and cash flow Generates cash flow for: Expanded / sustainable exploration program Development of exploration discoveries Creates strategic production "hubs" in Central North Sea

Assets

ENDEAVOUR ACREAGE CENTRAL NORTH SEA (UK and Norway) 23/11 (N) License P1051 Dana 80% Endeavour 20% 20/15b & 21/11c License P1176 Endeavour 100% 21/20c License P1219 Endeavour 100% 22/24e License P1222 Endeavour 60% Reach 40% 23/16e & 23/17b License P1180 Serica 50% Endeavour 47.5% Wham 2.5% 30/23b License P1228 Endeavour 60% Fairfield 35% Reach 5% 15/12a License P1297 Endeavour 100% 22/20b License P1313 Gaz de France 25% Endeavour 25% E.ON Ruhrgas 25% RWE 25% 23/16f License P1314 Serica 50% Endeavour 50% 31/21b License P1323 Endeavour 40% Hunt 30% Acorn 30% 31/27b License P1324 Endeavour 40% Hunt 30% Acorn 30% 12/23a License P1397 Endeavour 33.3% Hunt 33.3% Palace 33.3% 1/9c, 2/7c, 2/10 & 2/11b License PL354 Endeavour 50% 31/26b & 39/1b Turriff License P1183 30/1g License P1321 Gaz de France 25% Endeavour 25% E.ON Ruhrgas 25% RWE 25% 31/26b & 39/1b Turnberry License P1183 25/5a License PL363 Lundin 60% Endeavour 40% Licensed Acreage PGS 3D MegaSurvey Oil Fields Gas Fields Legend Endeavour International Acreage 25 Kms 16/13a (Enoch Field) License P219 Talisman 31.5% Dyas 17.5% Bow Valley 15% Roc 15% Dana 11% Endeavour 10% 12/26b, 12/27, 17/5b, 18/1a & 18/2a License P1399 Endeavour 33.3% Hunt 33.3% Palace 33.3% Location of Assets Bittern Goldeneye IVRRRR Alba

Goldeneye Field - UKCS Location: Central North Sea (Block 20/4b) Water Depth: 400 ft First Production: 2004 Production: 355,000 MCFPD (gross) +15,000 BOPD (gross) 5,500 BOEPD (net) Number of Wells: 5 producers Partners: Talisman 7.5% Shell (operator) 49.0% ExxonMobil 39.0% Centrica 4.5% Current: -Producing at peak - plateau production rate - No additional drilling planned Goldeneye

Alba Field - UKCS Location: Central North Sea (Block 16/26) Water Depth: 460 ft First Production: 1994 Production: 57,000 BOPD (gross) 1,240 BOEPD (net) Number of Wells: 36 producers 7 water injectors Partners: Talisman 2.3% Chevron (operator) 21.2% ConocoPhillips 23.4% Statoil 17.0% BP 15.5% Total 12.7% CIECO 8.0% Current: Drilling 5 development wells in 2006 Operations/Plans: - Continue identifying & drilling infill prospects - Optimizing & increasing water handling facilities on platform Caledonia Alba

Bittern Field - UKCS Bittern Location: Central North Sea (Block 29/1b) Water Depth: 300 ft First Production: 2000 Production: 37,200 BOPD +33,000 MMCFPD (gross) 1,030 BOEPD (net) Number of Wells: 4 producers 2 water injectors Partners: Talisman 2.4% Shell (operator) 39.6% Amerada Hess 28.3% ExxonMobil 25.0% Petro Canada 4.7% Current: Evaluating additional infill drilling

IVRRH Area & 'R' Block - UKCS IVRRH Location: Central North Sea (Block 15/21) Water Depth: 475 ft Production: 3,500 BOPD (gross) 820 BOPD (net) Number of Wells: 7 producers 3 water injectors Partners: Talisman 23.5% Amerada Hess * 76.5% 'R' Blocks - Renee, Rubie Location: Central North Sea (Block 15/27+28) Water Depth: 475 ft Production: 1,800 BOPD (gross) 610 BOPD (net) Number of Wells: 3 producers Partners: Renee Rubie Rochelle (undeveloped) Talisman * 77.5% 40.8% 55.6% Amerada Hess 14.0% 19.2% - Marubeni 8.5% 40.0% - Nexen - - 33.9% Petro Canada - - 8.5% * Denotes Field Operator Ivanhoe Rochelle Rubie Renee Rob Roy Hamish

Becoming A First-Tier North Sea Independent

Benefits Current production - 9,200 boepd Significant discretionary cash flow Supports annual multi-well exploration program Accelerates our business model Exploration Development Regional synergies Growth